CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Philadelphia Mortgage Corporation (the "Registrant") on Form 10-QSB for the quarter ending April 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), We, Quinton Hamilton, President and director and Shane Kirk, Secretary, Treasurer and director of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.


By/S/ Quinton Hamilton
-----------------
Quinton Hamilton
President and Director
Dated this 5th day of May, 2005


By/S/ Shane Kirk
-----------------
Shane Kirk
Secretary, Treasurer and Director
Dated this 5th day of May, 2005